UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Items.

On March 8, 2012, Empire Resorts, Inc. (the “Company”) and Entertainment Properties Trust (“EPT”) presented an overview of the master plan for redevelopment of the former Concord Resort property in Sullivan County, New York to the Town of Thompson Town Board. The presentation is attached as Exhibit 99.1 hereto.

Some of the statements in this presentation may constitute forward-looking statements. Words such as “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “aim,” “will” and words and terms of similar substance and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Such statements include, among others, those concerning our expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of our management, assumptions made by us and information currently available to us and reflect our current view concerning future events. The statements are subject to risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the regulatory approvals necessary for the redevelopment will be delayed or denied; the risk that the redevelopment plan may not be fully realized or may take longer to realize than expected; risks arising from disruptions in the construction process; and our ability to obtain the necessary financing to implement our portion of the redevelopment plan. Forward-looking statements included herein speak only as of the date of this presentation. If any of these risks or uncertainties materialize or if any assumptions prove incorrect, results could differ materially from those expressed by such forward-looking statements. Neither Empire nor EPT undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation.

A copy of the Company and EPT’s press release relating to the presentation, dated March 9, 2012, is attached as Exhibit 99.2 hereto.

A copy of the Company’s press release announcing the availability of the presentation to the public, dated March 9, 2012, is attached as Exhibit 99.3 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation to Town of Thompson Town Board

99.2	Press release, dated March 9, 2012, of EPT and the Company

99.3	Press release, dated March 9, 2012, of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2012

EMPIRE RESORTS, INC.

By:	/s/ JOSEPH A. D’AMATO
Name:	Joseph A. D’Amato
Title:	Chief Executive Officer

Exhibit Index

99.1	Presentation to Town of Thompson Town Board

99.2	Press release, dated March 9, 2012, of EPT and the Company

99.3	Press release, dated March 9, 2012, of the Company